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CUSIP NO. 470359100                   13 G                   PAGE 17 OF 18 PAGES
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                                                                    Exhibit 99.1

                                    AGREEMENT

          Pursuant to Rule 13d-1(k)(1) promulgated pursuant to the Securities Exchange Act of 1934, as amended, the undersigned agree that the attached
Schedule 13G/A is being filed on behalf of each of the undersigned with respect to the shares of common stock, $0.01 par value per share, of James River Group, Inc.

January 18, 2007                        HRWCP 1 LP


                                        By: /s/ Steven J. Tynan
                                            ------------------------------------
                                            Steven J. Tynan
                                            Manager of General Partner


January 18, 2007                        High Ridge Capital Partners II, L.P.


                                        By: /s/ Steven J. Tynan
                                            ------------------------------------
                                            Steven J. Tynan
                                            Manager of General Partner


January 18, 2007                        High Ridge GP Holdings LLC


                                        By: /s/ Steven J. Tynan
                                            ------------------------------------
                                            Steven J. Tynan
                                            Manager


January 18, 2007                        High Ridge GP II LLC


                                        By: /s/ Steven J. Tynan
                                            ------------------------------------
                                            Steven J. Tynan
                                            Manager


January 18, 2007                        Liberty Street Corp.


                                        By: /s/ Steven J. Tynan
                                            ------------------------------------
                                            Steven J. Tynan
                                            President


January 18, 2007                        Liberty Street Partners L.P.


                                        By: /s/ Steven J. Tynan
                                            ------------------------------------
                                            Steven J. Tynan
                                            President of General Partner


January 18, 2007                        Long Trail Ventures LLC


                                        By: /s/ Steven J. Tynan
                                            ------------------------------------
                                            Steven J. Tynan
                                            Manager

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CUSIP NO. 470359100                   13 G                   PAGE 18 OF 18 PAGES
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January 18, 2007                        Steven J. Tynan

                                        /s/ Steven J. Tynan
                                        ----------------------------------------
                                        Steven J. Tynan


January 18, 2007                        James L. Zech

                                        /s/ James L. Zech
                                        ----------------------------------------
                                        James L. Zech